Exhibit 99.1

FINANCIAL STATEMENTS

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

December 31, 2016 and 2015 and for the Years Then Ended

With Report of Independent Auditors

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

December 31, 2016 and 2015

Contents

Report of Independent Auditors

Lilling & Company LLP

Certified Public Accountants

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors
StockCross Financial Services, Inc.
Beverly Hills, California

We have audited the accompanying statement of financial condition of Stockcross Target Business (the carve-out operations of certain assets of StockCross Financial Services, Inc.) as of December 31, 2016 and 2015, and the related statements of operations, changes in net parent investment, and cash flows for the year then ended. These financial statements are the responsibility of StockCross Financial Services, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion of the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of StockCross Target Business as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Lilling + Company

CERTIFIED PUBLIC ACCOUNTANTS
Port Washington, New York
November 9, 2017

Two Seaview Boulevard, Port Washington, NY 11050 • (516) 829-1099 • Fax (516) 829-1065

B-1

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Operations

	Years Ended December 31
	2016	2015
Revenue
Commissions	$3,885,475	$4,329,637
Principal transactions	9,240,919	8,199,394
Interest income	1,444,484	1,698,512
Other income	620,404	390,800
	15,191,282	14,618,343
Expenses
Employee compensation and benefits	8,859,331	7,768,957
Other expenses	2,695,811	3,609,682
Communication and data processing	1,237,911	1,204,387
Occupancy	1,005,451	1,122,307
Clearance fees	632,258	568,367
Interest expense	144,217	146,480
	14,574,979	14,420,180
Net Income	$616,303	$198,163

See notes to financial statements.

B-2

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Financial Condition

	Years Ended December 31
	2016	2015
Assets
Cash	$—	$—
Other Assets	129,524	131,940
Total Assets	$129,524	$131,940

Liabilities and Net Parent Investment
Liabilities
Accounts payable, accrued expenses, and other liabilities	$810,069	$677,454
Total Liabilities	810,069	677,454

Net Parent Investment
Accumulated net parent investment	(680,545)	(545,514)
Total Net Parent Investment	(680,545)	(545,514)

Total Liabilities and Net Parent Investment	$129,524	$131,940

See notes to financial statements.

B-3

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Cash Flows

	Years Ended December 31
	2016	2015
Cash flows from operating activities
Net income	$616,303	$198,163
Adjustments to reconcile net income to net cash provided by operating activities
Other assets	2,416	(57,324)
Accounts payable, accrued expenses, and other liabilities	132,615	(1,270,505)
Total adjustments	135,031	(1,327,829)
Net cash provided by (used in) operating activities	751,334	(1,129,666)

Cash flows from investing activities	—	—
Net cash used in investing activities	—	—

Cash flows from financing activities
Net transfers (to) from Parent	(751,334)	1,129,666
Net cash (used in) provided by financing activities	(751,334)	1,129,666

NET CHANGE IN CASH	—	—
CASH – BEGINNING	—	—
CASH – END	—	—

Supplemental disclosures of cash flow information
Cash paid during the year for:
Interest expense	$144,217	$146,480

See notes to financial statements.

B-4

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Statements of Changes in Net Parent Investment

Total Net Parent Investment
Balance at December 31, 2014	$(1,873,343)
Net income	198,163
Net transfer from parent	1,129,666
Balance at December 31, 2015	(545,514)
Net income	616,303
Net distributions to parent	(751,334)
Balance at December 31, 2016	$(680,545)

See notes to financial statements.

B-5

StockCross Target Business

(Carve-Out of Certain Operations of StockCross Financial Services, Inc.)

Notes to Financial Statements for the years ended December 31, 2016 and 2015

1. Background and Nature of Operations

The accompanying financial statements include the historical accounts of the StockCross Target Business business (“StockCross Target Business” or “target business”) of StockCross Financial Services, Inc. (“StockCross” or “the parent”).

StockCross is a securities broker dealer registered with the Securities and Exchange Commission (“SEC”) and is a member of Financial Industry Regulatory Authority (“FINRA”). StockCross’s main business lines include discount brokerage services, facilitation of equity compensation plans, market making, and custody and clearance of accounts.

The target business is located in Beverly Hills, California, with offices throughout the United States and worldwide customers.

2. Acquisition by Muriel Siebert & Co.

StockCross entered into an asset purchase agreement with Muriel Siebert & Co. (“Siebert” or “acquiring company”) on June 26, 2017 to purchase a portion of retail and investment advisory accounts from StockCross. StockCross will retain an independent unit of the discount brokerage, all equity compensation plans, and market making. As part of the acquisition, Siebert will acquire approximately 17,000 accounts and 39 employees. Siebert will also acquire six office locations of StockCross and have one office under a shared lease agreement. Custody, clearance and control of transferring client assets shall remain at StockCross.

3. Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States (U.S. GAAP) from the financial statements and accounting records of StockCross Financial Services, Inc. using the historical results of operations and historical cost basis of the assets and liabilities of StockCross that comprise the StockCross Target Business. These financial statements have been prepared solely to demonstrate its historical results of operations, financial position, and cash flows for the indicated periods under StockCross’ management.

The accompanying financial statements include the assets, liabilities, revenues, and expenses that are specifically identifiable to the StockCross Target Business. In addition, certain costs related to the target business have been allocated from the parent. StockCross target business receives service and support functions from StockCross. Target business operations are dependent upon StockCross’s ability to perform these services and support functions. The costs associated with these service and support functions (indirect costs) have been allocated to the StockCross target business using the most meaningful method.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Allocation Methodology

Overhead expenses have been allocated based on the percentage of revenue being transferred as part of the transaction. All other income and expense items have been allocated based on the actual values of the revenues and expenses directly relating to the sale of customer accounts.

Management considers the allocation methodology used to be reasonable and appropriate for the target business revenue and expense streams. As StockCross operates as a stand-alone business, any overhead expenses have been allocated based on the percentage of revenue generated by the target assets and are presented accordingly in the financial statements. The revenue and expenses have been presented if the target business had operated as a stand-along entity. Further, the presentation of expenses reflected in the carve-out financial statements may not be indicative of expenses that will be incurred in the future by the acquiring company.

Cash

Cash management and payroll activities related to the target business are centralized by StockCross, that cash activity is an automatic transfer to StockCross and reflected as net parent investment. As a result of this automatic transfer of StockCross, the target business does not hold cash.

B-6

Other Assets

Other assets represent rent deposits, prepaid expenses for technology, and regulatory fees paid. These assets have been allocated based on the actual transfer of leases for rental deposits, based on number of registered employees transferred for regulatory fees, and based on the actual contracts for technological needs.

Accounts payable, accrued expenses and other liabilities

Accounts payable, accrued expenses, and other liabilities represent accrued expenses attributable to their respective years but paid in subsequent accounting periods. Accrued expenses represent the actual expenses attributable to the target business being acquired.

Securities Transactions and Commissions

Customers’ securities transactions are recorded on a settlement date basis, generally three business days following the transaction. Commissions and other securities transactions are recorded on a trade-date basis as the securities transactions occur. Securities owned are recorded at current market value. Commissions represent the actual commissions generated of $4,329,637 for 2015 and $3,885,475 for 2016 generated from the accounts being sold.

Interest Income

Interest income represents the actual interest generated in clients’ margin accounts. Interest income is recorded monthly based on the average daily balances held in client accounts.

Other Income

Other income represents actual fees generated from investment advisory services and fees generated from client accounts. Transactional fees are recorded concurrently with the related activity and an annual maintenance fee is charged to inactive client accounts on an annual basis at fiscal year end. Other income also consists of investment advisory fees and are recorded quarterly based on the amount of assets under management.

Principal Transaction

Principal transactions represent actual mark-up and mark-down on sales to client accounts. Principal transaction mark-up and mark-downs are recorded on the settlement date of the transactions.

Clearance Fees

Clearance fees represent the actual costs of clearing the transactions executed in accounts. Clearance expenses are recorded as they occur.

Communication and Data Processing

Communication and data processing expenses relate to necessary technological systems of the target business. Communication and data processing expenses have been allocated on the proportional revenue generated.

Employee Compensation and Benefits

Employee compensation has been allocated based on the number of employees that are transferring to Siebert, including any employees that were managing accounts of the transferring assets that have since terminated their employment with StockCross.

Occupancy

Rent and utilities have been allocated based on actual leases being acquired as part of the purchase. Telephone and insurance expenses have been allocated based on a percentage of revenues being generated as they related to overhead expenses not independently attributable to the carve-out portion of the financial statement.

Other Expenses

Other expenses represent regulatory dues and assessments, legal expenses, accounting expenses, and other miscellaneous expenses. Other expenses have been allocated on the proportional revenue generated.

B-7

Income Taxes

The target business elected to be taxed as an “S” Corporation for federal income tax purposes and in various states. As an S corporation, the target business is not subject to federal income taxes and passes through substantially all taxable items to the shareholders of the target business. The target business is subject to state and local income taxes in various states and localities.

The target business recognizes the effect of tax positions only when they are more likely than not to be sustained under audit by the taxing authorities. At December 31, 2016 and December 31, 2015 the target business did not have any unrecognized tax benefits or liabilities. The target business operates in the United States and in state and local jurisdictions, and tax years prior to 2013 are no longer subject to examination by taxing authorities. There are presently no income tax examinations in process.

4. Concentrations of Credit Risk

The target business is engaged in various trading and brokerage activities whose contra-parties include broker-dealers, banks and other financial institutions.

In the event contra-parties do not fulfill their obligations, the target business may sustain a loss if the market value of the instrument is different from the contract value of the transaction. The risk of default primarily depends upon the credit worthiness of the contra-parties involved in the transactions. It is the target business’s policy to review, as necessary, the credit standing of each contra-party with which it conducts business.

5. Litigation

The target business is subject to various claims and arbitration in the normal course of business. The target business believes that the resolution of these matters will not have a material adverse effect on these financial statements.

6. Financial Instruments with off-balance-sheet risk

The target business enters into various transactions to meet the needs of customers, conduct trading activities, and manages market risks and is, therefore, subject to varying degrees of market and credit risk.

In the normal course of business, the target business’s customer activities involve the execution, settlement, and financing of various customer securities transactions. These activities may expose The target business to off-balance sheet risk in the event the customer or other broker is unable to fulfill its contracted obligations and The target business has to purchase or sell the financial instrument underlying the contract at a loss.

The target business’s customer securities activities are transacted on either a cash or margin basis. In margin transactions, the target business extends credit to its customers, subject to various regulatory and internal margin requirements, collateralized by cash and securities in the customers’ accounts. In connection with these activities, the target business executes and clears customer transactions involving the sale of securities not yet purchased, substantially all of which are transacted on a margin basis subject to individual exchange regulations.

Such transactions may expose the target business to off-balance sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur. In the event the customer fails to satisfy its obligations, the target business may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer’s obligations.

The target business seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines. The target business monitors required margin levels daily and, pursuant to such guidelines, require customers to deposit additional collateral or to reduce positions, when necessary.

The target business’s customer financing and securities settlement activities may require the target business to pledge customer securities as collateral in support of various secured financing sources such as bank loans and securities loaned. In the event the counter-party is unable to meet its contractual obligation to return customer securities pledged as collateral, the target business may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The target business controls this risk by monitoring the market value of securities pledged on a daily basis and by requiring adjustments of collateral levels in the event of excess market exposure. In addition, the target business establishes credit limits for such activities and monitors compliance on a daily basis.

As the target business will be retaining custody and clearance functions of the target assets, it will continue to be responsible for the off-balance-sheet risk.

B-8

7. Lease Commitments

The target business rents office space and leases computers and other equipment under various operating leases. As part of the acquisition, the acquiring company will be utilizing the office spaces and acquiring the associated leases for the target business’s offices in Beverly Hills, CA; Dallas, TX; Horsham, PA; Houston, TX; and Seal Beach, CA. StockCross and Siebert will enter into a shared leasing agreement for the main office in Beverly Hills, CA. The total rent expense was $525,609 and $816,204 for 2016 and 2015, respectively. Lease commitments of the target business at December 31, 2016 which are as follows:

2017	$557,029
2018	536,291
2019	551,520
2020	567,128
Thereafter	222,002
Total	$2,433,970

8. Related Party Transaction

The controlling shareholder of Siebert, Kennedy Cabot Acquisition LLC, is an affiliate of StockCross through common ownership. Where directly identifiable, all expenses have been allocated to the target business. Estimates on overhead are based on the proportional revenue that is being acquired. The target business acquisition is being effected pursuant to the terms of an asset purchase agreement by and among StockCross, Siebert, and Siebert Financial Corp. (Siebert’s parent) dated June 26, 2017. The asset sale consists of retail accounts of StockCross, the associated registered representatives and supervisory personnel. Following the acquisition of the target business, StockCross will continue to custody and clear the accounts sold to the acquiring company as introduced accounts.

The parties have agreed that the purchase price for the target business is $19,983,924. The purchase price will be paid at closing by delivering 5,072,062 restricted shares of the acquiring company which is the produce of dividing the purchase price by $3.94 (the weighted average closing price of acquiring business’s shares as reported on NASDAQ market for the fifteen day period prior to the Letter of Intent between the parties dated May 3, 2017). All shares issued shall bear a two year restrictive legend.

Target business has been allocated expenses from StockCross of $14,574,979 and $14,420,180 for 2016 and 2015, respectively. These costs are derived from the operating expenses associated with the assets being acquired. There are no pension or postretirement expenses for the years ending 2016 and 2015. The costs represent clearance fees incurred to facilitate trading in the acquired assets, communication and data processing proportional to the revenue streams, employee compensation and benefits of the employees that will be transferring as part of the transaction, interest expense on balances in the accounts being transferred, occupancy costs of acquiring the offices, and other expenses related to accounting, legal, and other overhead of the target business.

9. Subsequent Events

There have been no subsequent events affecting the valuation of the target or acquiring companies, apart from the asset purchase agreement between Siebert and StockCross of June 26, 2017, from December 31, 2016 to the issuance of this report.

B-9